Exhibit 99.77o

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                   Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002

                                                               DeAM

                                                       Scudder Global Fund
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                                            Security Purchased            Comparison Security           Comparison Security
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Issuer                                         Calpine Corp                Sunoco Logistics              Reliant Resources
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Underwriters                          Credit Suisse First Boston,    Credit Suisse First Boston,  Goldman Sachs, ABN Amero, Banc
                                      Goldman Sachs,  Bank of        Banc of America, Goldman     of America, Deutsche Banc Alex
                                      America, Deutsche Bank         Sachs, Deutsche Bank         Brown, Merrill Lynch & CO. UBS
                                                                                                  Warburg
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
Years of continuous operation,                        > 3 years                        > 3 Years                       > 3 Years
including predecessors
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Security                                           Common Stock                     Common Units                    Common Stock
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Is the affiliate a manager or                           Manager                               No                              No
co-manager of offering?
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Name of underwriter or dealer from   Credit Suisse First Boston                              N/A                             N/A
which purchased
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Firm commitment underwriting?                               Yes                              N/A                             N/A
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Trade date/Date of Offering                           4/24/2002                         2/8/2002                        5/4/2001
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Total dollar amount of offering sold                                                         N/A                             N/A
to QIBs
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Total dollar amount of any concurrent             $ 759,000,000                    $ 101,250,000                 $ 1,560,000,000
public offering
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Total                                             $ 759,000,000                    $ 101,250,000                 $ 1,560,000,000
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Public offering price                                    $11.50                           $20.25                          $30.00
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Realized Gain/Loss on Sale of Security                                                       N/A                             N/A
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Unrealized Gain/Loss at 6/30/02                  ($1,018,266.00)                             N/A                             N/A
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Price paid if other than public                             N/A                              N/A                             N/A
offering price
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Underwriting spread or commission                         3.25%                            6.70%                           5.00%
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Total shares purchased                                  227,800                              N/A                             N/A
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$ amount of purchase                                  2,619,700                              N/A                             N/A
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% of offering purchased by fund                           0.35%                              N/A                             N/A
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% of offering purchased by associated                       N/A                              N/A                             N/A
funds
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Total                                                     0.35%                              N/A                             N/A
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